UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 4, 2015

VISION-SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-20970	13-3430173
(State or other jurisdiction	(Registration number)	(IRS employer
of incorporation)	identification no.)	identification no.)

40 Ramland Road South Orangeburg, NY	10962
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (845) 365-0600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On February 4, 2015, Vision-Sciences, Inc. (the “Company”) issued a press release regarding the Company’s financial results for its third quarter and first nine months of fiscal 2015, ended December 31, 2014. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 8.01. Other Events.

The information set forth above under Item 2.02 of this Current Report is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

99.1    Press release dated February 4, 2015 announcing the financial results for the three and nine months ended December 31, 2014.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act whether made before or after the date of this Current Report, except as shall be expressly set forth by specific reference in such a filing.

Important Additional Information and Where to Find It

In connection with the proposed merger, the Company has filed with the SEC a registration statement on Form S-4 that includes a preliminary joint proxy statement of the Company and Uroplasty, Inc. (“Uroplasty”) that also constitutes a preliminary prospectus of the Company. The registration statement is not complete and will be further amended. The Company and Uroplasty will make the definitive joint proxy statement/prospectus available to their respective shareholders. Investors are urged to read the definitive joint proxy statement/prospectus when it becomes available, because it will contain important information. The registration statement, joint proxy statement/prospectus and other documents filed by the Company and Uroplasty with the SEC are available free of charge at the SEC's website (www.sec.gov) and from the Company and Uroplasty. Requests for copies of the joint proxy statement/prospectus and other documents filed by the Company may be made by contacting Gary Siegel, Vice President, Finance by phone at (845) 848-1085 or by email at gary.siegel@visionsciences.com, and requests for copies of the joint proxy statement/prospectus and other documents filed by Uroplasty with the SEC may be made by contacting Brett Reynolds, Senior Vice President, Chief Financial Officer by phone at (952) 426-6152 or by email at brett.reynolds@uroplasty.com.

Participants in the Solicitation

The Company, Uroplasty, and their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the Company’s and Uroplasty's respective shareholders in connection with the proposed transaction. Information regarding the Company’s directors and executive officers and the ownership of the Company’s stock is contained in the Company’s annual report on Form 10-K for the fiscal year ended March 31, 2014 and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on June 17, 2014. Information about the directors and executive officers of Uroplasty and their ownership of Uroplasty stock is set forth in Uroplasty's annual report on Form 10-K for the fiscal year ended March 31, 2014, and its proxy statement for its 2014 annual meeting of shareholders, which was filed with the SEC on July 22, 2014. These documents can be obtained free of charge from the sources indicated above. Certain directors, executive officers and employees of the Company and Uroplasty may have direct or indirect interest in the transaction due to securities holdings, vesting of equity awards and rights to severance payments. Additional information regarding the participants in the solicitation of the Company’s and Uroplasty’s respective shareholders will be included in the joint proxy statement/prospectus filed with the SEC.

Cautionary Statements Related to Forward-Looking Statements

This Current Report (including the press release attached hereto as Exhibit 99.1) includes forward-looking statements. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. Forward-looking statements in this Current Report include, but are not limited to, statements about the benefits of the transaction; expected revenue growth rates; the expected timing of the completion of the transaction; and the combined company's plans, objectives, expectations and intentions with respect to future operations, products and services. Each forward-looking statement contained in this Current Report is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, uncertainties as to the timing of the transaction; uncertainties as to whether the Company’s and Uroplasty’s shareholders will approve the transaction; the risk that competing offers will be made; the possibility that various closing conditions for the transaction may not be satisfied or waived; the risk that shareholder litigation in connection with the transaction may result in significant costs of defense, indemnification and liability; other business effects, including the effects of industry, economic or political conditions outside of either company's control; the failure to realize synergies and cost-savings from the transaction or delay in realization thereof; the businesses of the Company and Uroplasty may not be combined successfully, or such combination may take longer, be more difficult, time-consuming or costly to accomplish than expected; operating costs and business disruption following completion of the transaction, including adverse effects on employee retention and on each company's respective business relationships with third parties; transaction costs; actual or contingent liabilities; the adequacy of the combined company's capital resources; and the risks identified under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2014, filed with the SEC on May 30, 2014, and Uroplasty's Annual Report on Form 10-K, for the fiscal year ended March 31, 2014, filed with the SEC on June 9, 2014, as well as both companies' subsequent Quarterly Reports on Form 10-Q and other information filed by each company with the SEC. The Company and Uroplasty caution investors not to place considerable reliance on the forward-looking statements contained in this Current Report. You are encouraged to read the Company’s and Uroplasty's filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The forward-looking statements in this Current Report speak only as of the date of this release, and the Company and Uroplasty undertake no obligation to update or revise any of these statements. The Company’s and Uroplasty's businesses are subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Vision-Sciences, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISION-SCIENCES, INC.

By:	/s/ Gary Siegel
	Name:	Gary Siegel
	Title:	Vice President, Finance

Date:  February 4, 2015